Leases - Carrying value of property leased or held for lease to others (Details) - Property leased or held for lease $ in Thousands	Dec. 31, 2020 USD ($)
Construction aggregates property	$ 35,093
Commercial property	61,823
Carrying Value of property owned by the Company leased or held for lease, gross	96,916
Less accumulated depreciation and depletion	14,813
Carrying Value of property owned by the Company leased or held for lease, net	$ 82,103